UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

June 5, 2009

MODENA 1, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50493	98-0412431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Don Mills Suite 1405

Toronto, Ontario, M3C 1S9

 (Address and Telephone Number of Registrant’s Principal

Executive Offices and Principal Place of Business)

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 5, 2009, Modena 1, Inc. (the “Registrant”) changed its principal independent accountants.  On such date, the Registrant dismissed DNTW Chartered Accountants, LLP from serving as the Registrant’s principal independent accountants, and retained M&K CPAS, PLLC as its principal independent accountants.  The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Termination of DNTW Chartered Accountants, LLP

DNTW Chartered Accountants, LLP was the independent registered public accounting firm from July 18, 2007 until its dismissal on June 5, 2009.  None of DNTW Chartered Accountants, LLP’s reports on the Registrant’s financial statements during such time period and until June 5, 2009, (a) contained an adverse opinion or disclaimer of opinion, or (b) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the principal independent accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  The report on the financial statements prepared by DNTW Chartered Accountants, LLP  for the years ended October 31, 2007 and October 31, 2008 was, however, modified as to uncertainty as the report contained a modifying paragraph with respect to the Registrant’s ability to continue as a going concern in accordance with Item 304(a)(1)(ii) of Regulation S-B.  None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which DNTW Chartered Accountants, LLP served as the Registrant’s principal independent accountants.

The Registrant has provided DNTW Chartered Accountants, LLP with a copy of this disclosure and has requested that DNTW Chartered Accountants, LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree.  The Registrant has requested DNTW Chartered Accountants, LLP to provide the letter so that it can be filed with the SEC within ten business days after the filing of the report, and such letter shall be filed by the Registrant within two business days after receipt.

The Engagement of M&K CPAS, PLLC

Prior to June 5, 2009, the date that M&K CPAS, PLLC was retained as the principal independent accountants of the Registrant:  (1) The Registrant did not consult M&K CPAS, PLLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;   (2) Neither a written report nor oral advice was provided to the Registrant by M&K CPAS, PLLC that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and  (3) The Registrant did not consult M&K CPAS, PLLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of business acquired:

None

(b)

Exhibits

NUMBER

EXHIBIT

16.1

Letter from DNTW Chartered Accountants, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Modena I, Inc.

                                    By: /s/Sang-Ho Kim

                                           Sang-Ho Kim,

                                           President and CEO

Dated: June 9, 2009